UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2010

GLOBAL AVIATION HOLDINGS INC.
(Exact name of registrant as specified in charter)

Delaware	000-52605	20-4222196
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices / Zip Code)

(770) 632-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01        Other Events.

On December 21, 2010, Global Aviation Holdings Inc. issued a press release announcing completion of its offer to exchange up to $159,464,000 of 14% Senior Secured First Lien Notes due 2013 issued in August 2009 in a private placement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

Exhibit 99.1      Press Release dated December 21, 2010

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL AVIATION HOLDINGS INC.

Dated: December 23, 2010	By:	/s/ William A. Garrett
William A. Garrett
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 21, 2010

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